UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 31, 2005
QUINTANA MARITIME LIMITED
(Exact name of registrant as specified in its charter)

Marshall Islands (State or other jurisdiction of incorporation or organization)	000-51412 (Commission File Number)	98-0453513 (IRS Employer Identification No.)
Quintana Maritime Limited
c/o Quintana Management LLC
Pandoras 13 & Kyprou Street
166 74 Glyfada
Greece
(Address of principal executive office)
011-30-210-898-5056
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.02 Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Services Agreement
Form of Phantom Stock Agreement
Form of Restricted Stock Agreement
Press release dated November 2, 2005

Item 1.01 Entry into a Material Definitive Agreement
     On October 31, 2005, the Company entered into a Services Agreement with Quintana Minerals Corporation, a Texas corporation, which is an affiliate of the Company. Under the terms of the Services Agreement, Quintana Minerals will provide the Company with certain services, including the payment of U.S.-based executive salaries, and the Company will reimburse Quintana Minerals for such payments and services at cost. A copy of the Services Agreement, to which this description is qualified in its entirety, is included as Exhibit 10.1 to this Form 8-K.
     On November 1, 2005, the Compensation, Nominating & Governance Committee of the Board of Directors of the Company awarded Mark Kahil, the Company’s Vice President for Investor Relations, 12,000 shares of phantom stock and 12,000 shares of restricted stock under the Company’s 2005 Stock Incentive Plan. The shares will vest between 2006 and 2009. The awards were granted under agreements substantially in the form attached as exhibits to this Form 8-K.
Item 2.02 Results of Operations and Financial Condition
     In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished pursuant to Item 2.02 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     On November 2, 2005, the Company announced via press release its earnings and operating results for the third quarter of 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
Item 5.02 Election of Directors; Appointment of Principal Officers
     Mark Kahil was appointed as Vice President for Investor Relations on November 1, 2005. The Company included the announcement of the addition of Mr. Kahil in the press release attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
10.1	Services Agreement between Quintana Maritime Limited and Quintana Minerals Corporation dated October 31, 2005

10.2	Form of Phantom Stock Agreement

10.3	Form of Restricted Stock Agreement

99.1	Press release of Quintana Maritime Limited dated November 2, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUINTANA MARITIME LIMITED

By:	/s/ Steve Putman
Steve Putman
Vice President and General Counsel

Dated: November 3, 2005

EXHIBIT INDEX
10.1	Services Agreement between Quintana Maritime Limited and Quintana Minerals Corporation dated October 31, 2005

10.2	Form of Phantom Stock Agreement

10.3	Form of Restricted Stock Agreement

99.1	Press release of Quintana Maritime Limited dated November 2, 2005.